CONTRACT SCHEDULE


CONTRACT OWNER: John Doe                    CONTRACT NUMBER:  GA687456

JOINT OWNER:  Jane Doe                      ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                        INCOME DATE:  04/15/15

PURCHASE PAYMENTS:
         MINIMUM INITIAL PURCHASE PAYMENT:  $25,000

         MINIMUM SUBSEQUENT
               PURCHASE PAYMENT: $100 if you have selected the Automatic Investment Plan.

         MAXIMUM TOTAL
               PURCHASE PAYMENTS: $1 million; higher amounts may be accepted with our prior approval.

         ALLOCATION GUIDELINES:

               1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.
               2. If allocations are made in percentages, whole numbers must be used.
               3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

INVESTMENT OPTIONS:

         VARIABLE ACCOUNT:  [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]
[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]
[FRANKLIN ZERO COUPON - 2010]

S40495-A                             i                                        NY

[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REAL RETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ ALLIANCEBERNSTEIN TECHNOLOGY]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase the mortality and expense risk charge is equal on an annual basis to 1.75% of the average daily net assets of the Variable Account. During the Annuity Phase, the mortality and expense risk charge is equal on an annual basis to 1.75% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value on the last day of each Contract Year while this Contract is in force. If a full withdrawal is made on a date other than a Contract Anniversary and your Contract Value for the Valuation Period during which the full withdrawal is made is less than $75,000, the full contract maintenance charge will be deducted at the time of the full withdrawal.

S40495-A                             ii                                       NY

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

If the total Contract Value on a Contract Anniversary is at least $75,000, we will not assess the contract maintenance charge.

In the event you own more than one Contract of the same type issued by the Company, we will determine the total Contract Value for all of the Contracts. If the Contract Owner is a non-individual, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

          NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

          TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is $25. Transfers made at the end of the Right to Examine period by us, any transfers made pursuant to a regularly scheduled transfer or other transfers under programs specifically waiving the transfer fee will not be counted in determining the application of the transfer fee.

WITHDRAWALS:

          WITHDRAWAL CHARGE: During the Accumulation Phase, a withdrawal charge is assessed against Purchase Payments withdrawn. The withdrawal charge is calculated at the time of each withdrawal.

          For partial withdrawals, the withdrawal charge is deducted from the remaining Contract Value and is deducted from the Investment Options in the same proportion that the amount of withdrawal from the Investment Option bears to the total of the partial withdrawal. The withdrawal charge is based upon the length of the time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt.

          The withdrawal charges are as follows:

             WITHDRAWAL CHARGE - DURING THE ACCUMULATION PHASE:
                        (as a percentage of each Purchase Payment withdrawn)

            Number of Complete Years
            SINCE RECEIPT OF PURCHASE PAYMENTS             CHARGE
          ------------------------------------             ------
                                0                            8%
                                1                            7%
                                2 or more                    0%

PREMIUM TAX:  None.

S40495-A                             iii                                      NY

RIDERS:

         Traditional Guaranteed Minimum Death Benefit Endorsement
         Individual Retirement Annuity Endorsement
         403(b) Annuity Endorsement
         Pension Plan and Profit Sharing Plan Endorsement
         Roth Individual Retirement Annuity Endorsement
         Unisex Endorsement


SERVICE OFFICE:   [USALLIANZ] SERVICE CENTER
                            [300 Berwyn Park
                            P.O. Box 3031 Berwyn, PA 19312-0031 800-624-0197]

S40495-A                             iv                                       NY

                                CONTRACT SCHEDULE


CONTRACT OWNER: John Doe                    CONTRACT NUMBER:  GA687456

JOINT OWNER:  Jane Doe                      ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                        INCOME DATE:  04/15/15

PURCHASE PAYMENTS:
         MINIMUM INITIAL PURCHASE PAYMENT:  $25,000

         MINIMUM SUBSEQUENT
               PURCHASE PAYMENT: $100 if you have selected the Automatic Investment Plan.

         MAXIMUM TOTAL
               PURCHASE PAYMENTS: $1 million; higher amounts may be accepted with our prior approval.

         ALLOCATION GUIDELINES:

               1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.
               2. If allocations are made in percentages, whole numbers must be used.
               3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

INVESTMENT OPTIONS:

         VARIABLE ACCOUNT:  [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]
[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]
[FRANKLIN ZERO COUPON - 2010]

S40495-B                           i                                          NY

[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REAL RETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ OPPENHEIMER EMERGING TECHNOLOGIES]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase the mortality and expense risk charge is equal on an annual basis to 1.95% of the average daily net assets of the Variable Account.

The additional charge for the Traditional Guaranteed Benefit Package is 0.20%. This charge is included in the mortality and expense risk charge of 1.95%.

During the Annuity Phase, the mortality and expense risk charge is equal on an annual basis to 1.75% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value on the last day of each Contract Year while this Contract is in force. If a full withdrawal is made on a date other than a Contract Anniversary and your Contract Value for the Valuation Period during which the full withdrawal is made is less than $75,000, the full contract maintenance charge will be deducted at the time of the full withdrawal.

S40495-B                           ii                                         NY

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

If the total Contract Value on a Contract Anniversary is at least $75,000, we will not assess the contract maintenance charge.

In the event you own more than one Contract of the same type issued by the Company, we will determine the total Contract Value for all of the Contracts. If the Contract Owner is a non-individual, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

     NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

     TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is $25. Transfers made at the end of the Right to Examine period by us, any transfers made pursuant to a regularly scheduled transfer or other transfers under programs specifically waiving the transfer fee will not be counted in determining the application of the transfer fee.

WITHDRAWALS:

     WITHDRAWAL CHARGE: During the Accumulation Phase, a withdrawal charge is assessed against Purchase Payments withdrawn. The withdrawal charge is calculated at the time of each withdrawal.

     For partial withdrawals, the withdrawal charge is deducted from the remaining Contract Value and is deducted from the Investment Options in the same proportion that the amount of withdrawal from the Investment Option bears to the total of the partial withdrawal. The withdrawal charge is based upon the length of the time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt.

     The withdrawal charges are as follows:

S40495-B                          iii                                         NY

                     WITHDRAWAL CHARGE - DURING THE ACCUMULATION PHASE:
                      (as a percentage of each Purchase Payment withdrawn)

                    Number of Complete Years
                    SINCE RECEIPT OF PURCHASE PAYMENTS        CHARGE
                  ------------------------------------        ------
                       0                                        8%
                       1                                        7%
                       2 or more                                0%

PREMIUM TAX:  None.

RIDERS:

         Traditional Guaranteed Minimum Death Benefit Endorsement Traditional Guaranteed Minimum Income Benefit Endorsement Traditional Guaranteed Partial Withdrawal Benefit Endorsement Individual Retirement Annuity Endorsement 403(b) Annuity Endorsement Pension Plan and Profit Sharing Plan Endorsement Roth Individual Retirement Annuity Endorsement Unisex Endorsement


SERVICE OFFICE:   [USALLIANZ] SERVICE CENTER
                            [300 Berwyn Park
                            P.O. Box 3031
                            Berwyn, PA 19312-0031
                            800-624-0197]

S40495-B                          iv                                          NY

                                CONTRACT SCHEDULE


CONTRACT OWNER: John Doe                    CONTRACT NUMBER:  GA687456

JOINT OWNER:  Jane Doe                      ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                        INCOME DATE:  04/15/15

PURCHASE PAYMENTS:
         MINIMUM INITIAL PURCHASE PAYMENT:  $25,000

         MINIMUM SUBSEQUENT
               PURCHASE PAYMENT: $100 if you have selected the Automatic Investment Plan.

         MAXIMUM TOTAL
               PURCHASE PAYMENTS: $1 million; higher amounts may be accepted with our prior approval.

         ALLOCATION GUIDELINES:

               1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.
               2. If allocations are made in percentages, whole numbers must be used.
               3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

INVESTMENT OPTIONS:

         VARIABLE ACCOUNT:  [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]
[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]
[FRANKLIN ZERO COUPON - 2010]

S40495-C                         i                                            NY

[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REAL RETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ ALLIANCEBERNSTEIN TECHNOLOGY]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase the mortality and expense risk charge is equal on an annual basis to 1.95% of the average daily net assets of the Variable Account.

The additional charge for the Enhanced Guaranteed Minimum Death Benefit is 0.20%. This charge is included in the mortality and expense risk charge of 1.95%.

During the Annuity Phase, the mortality and expense risk charge is equal on an annual basis to 1.75% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value on the last day of each Contract Year while this Contract is in force. If a full withdrawal is made on a date other than a Contract Anniversary and your Contract Value for the Valuation Period during which the full withdrawal is made is less than $75,000, the full contract maintenance charge will be deducted at the time of the full withdrawal.

S40495-C                        ii                                            NY

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

If the total Contract Value on a Contract Anniversary is at least $75,000, we will not assess the contract maintenance charge.

In the event you own more than one Contract of the same type issued by the Company, we will determine the total Contract Value for all of the Contracts. If the Contract Owner is a non-individual, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

     NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

     TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is $25. Transfers made at the end of the Right to Examine period by us, any transfers made pursuant to a regularly scheduled transfer or other transfers under programs specifically waiving the transfer fee will not be counted in determining the application of the transfer fee.

WITHDRAWALS:

     WITHDRAWAL CHARGE: During the Accumulation Phase, a withdrawal charge is assessed against Purchase Payments withdrawn. The withdrawal charge is calculated at the time of each withdrawal.

     For partial withdrawals, the withdrawal charge is deducted from the remaining Contract Value and is deducted from the Investment Options in the same proportion that the amount of withdrawal from the Investment Option bears to the total of the partial withdrawal. The withdrawal charge is based upon the length of the time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt.

     The withdrawal charges are as follows:

S40495-C                       iii                                            NY

                     WITHDRAWAL CHARGE - DURING THE ACCUMULATION PHASE:
                     (as a percentage of each Purchase Payment withdrawn)

                    Number of Complete Years
                    SINCE RECEIPT OF PURCHASE PAYMENTS   CHARGE
                  ------------------------------------   ------
                               0                            8%
                               1                            7%
                               2 or more                    0%

PREMIUM TAX:  None.

RIDERS:

         Enhanced Guaranteed Minimum Death Benefit Endorsement
         Individual Retirement Annuity Endorsement
         403(b) Annuity Endorsement
         Pension Plan and Profit Sharing Plan Endorsement
         Roth Individual Retirement Annuity Endorsement
         Unisex Endorsement


SERVICE OFFICE:   [USALLIANZ] SERVICE CENTER
                            [300 Berwyn Park
                            P.O. Box 3031
                            Berwyn, PA 19312-0031
                            800-624-0197]

S40495-C                        iv                                            NY

                                CONTRACT SCHEDULE


CONTRACT OWNER: John Doe                    CONTRACT NUMBER:  GA687456

JOINT OWNER:  Jane Doe                      ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                        INCOME DATE:  04/15/15

PURCHASE PAYMENTS:
         MINIMUM INITIAL PURCHASE PAYMENT:  $25,000

         MINIMUM SUBSEQUENT
               PURCHASE PAYMENT: $100 if you have selected the Automatic Investment Plan.

         MAXIMUM TOTAL
               PURCHASE PAYMENTS: $1 million; higher amounts may be accepted with our prior approval.

         ALLOCATION GUIDELINES:
               1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.
               2. If allocations are made in percentages, whole numbers must be used.
               3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

INVESTMENT OPTIONS:

         VARIABLE ACCOUNT:  [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]
[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]
[FRANKLIN ZERO COUPON - 2010]

S40495-D                         i                                            NY

[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REAL RETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ OPPENHEIMER EMERGING TECHNOLOGIES]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase the mortality and expense risk charge is equal on an annual basis to 2.45% of the average daily net assets of the Variable Account.

The additional charge for the Enhanced Guaranteed Benefit Package is 0.70%. This charge is included in the mortality and expense risk charge of 2.45%.

During the Annuity Phase, the mortality and expense risk charge is equal on an annual basis to 1.75% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value on the last day of each Contract Year while this Contract is in force. If a full withdrawal is made on a date other than a Contract Anniversary and your Contract Value for the Valuation Period during which the full withdrawal is made is less than $75,000, the full contract maintenance charge will be deducted at the time of the full withdrawal.

S40495-D                        ii                                            NY

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

If the total Contract Value on a Contract Anniversary is at least $75,000, we will not assess the contract maintenance charge.

In the event you own more than one Contract of the same type issued by the Company, we will determine the total Contract Value for all of the Contracts. If the Contract Owner is a non-individual, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

          NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

          TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is $25. Transfers made at the end of the Right to Examine period by us, any transfers made pursuant to a regularly scheduled transfer or other transfers under programs specifically waiving the transfer fee will not be counted in determining the application of the transfer fee.

WITHDRAWALS:

          WITHDRAWAL CHARGE: During the Accumulation Phase, a withdrawal charge is assessed against Purchase Payments withdrawn. The withdrawal charge is calculated at the time of each withdrawal.

          For partial withdrawals, the withdrawal charge is deducted from the remaining Contract Value and is deducted from the Investment Options in the same proportion that the amount of withdrawal from the Investment Option bears to the total of the partial withdrawal. The withdrawal charge is based upon the length of the time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt.

          The withdrawal charges are as follows:

S40495-D                       iii                                            NY

                     WITHDRAWAL CHARGE - DURING THE ACCUMULATION PHASE:
                      (as a percentage of each Purchase Payment withdrawn)

                    Number of Complete Years
                    SINCE RECEIPT OF PURCHASE PAYMENTS               CHARGE
                  ------------------------------------               ------
                              0                                        8%
                              1                                        7%
                              2 or more                                0%

PREMIUM TAX:  None.

RIDERS:

         Traditional Guaranteed Minimum Death Benefit Endorsement Enhanced Guaranteed Minimum Income Benefit Endorsement Enhanced Guaranteed Partial Withdrawal Benefit Endorsement Enhanced Guaranteed Minimum Income Benefit Endorsement #2 Enhanced Guaranteed Partial Withdrawal Benefit Endorsement #2 Individual Retirement Annuity Endorsement 403(b) Annuity Endorsement Pension Plan and Profit Sharing Plan Endorsement Roth Individual Retirement Annuity Endorsement Unisex Endorsement


SERVICE OFFICE:   [USALLIANZ] SERVICE CENTER
                            [300 Berwyn Park
                            P.O. Box 3031 Berwyn, PA 19312-0031 800-624-0197]

S40495-D                        iv                                            NY

                                CONTRACT SCHEDULE


CONTRACT OWNER: John Doe                    CONTRACT NUMBER:  GA687456

JOINT OWNER:  Jane Doe                      ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                        INCOME DATE:  04/15/15

PURCHASE PAYMENTS:
         MINIMUM INITIAL PURCHASE PAYMENT:  $25,000

          MINIMUM SUBSEQUENT PURCHASE PAYMENT: $100 if you have selected the Automatic Investment Plan.

          MAXIMUM TOTAL PURCHASE PAYMENTS: $1 million; higher amounts may be accepted with our prior approval.

         ALLOCATION GUIDELINES:
          1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.
          2. If allocations are made in percentages, whole numbers must be used.
          3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

INVESTMENT OPTIONS:

         VARIABLE ACCOUNT:  [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]
[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]
[FRANKLIN ZERO COUPON - 2010]

S40495-E                          i                                           NY

[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REAL RETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ OPPENHEIMER EMERGING TECHNOLOGIES]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase the mortality and expense risk charge is equal on an annual basis to 2.10% of the average daily net assets of the Variable Account.

The additional charge for the Enhanced Guaranteed Minimum Death Benefit and the Traditional Guaranteed Benefit Package is 0.35%. This charge is included in the mortality and expense risk charge of 2.10%.

During the Annuity Phase, the mortality and expense risk charge is equal on an annual basis to 1.75% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value on the last day of each Contract Year while this Contract is in force. If a full withdrawal is made on a date other than a Contract Anniversary and your Contract Value for the Valuation Period during which the full withdrawal is made is less than $75,000, the full contract maintenance charge will be deducted at the time of the full withdrawal.

S40495-E                         ii                                           NY

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

If the total Contract Value on a Contract Anniversary is at least $75,000, we will not assess the contract maintenance charge.

In the event you own more than one Contract of the same type issued by the Company, we will determine the total Contract Value for all of the Contracts. If the Contract Owner is a non-individual, we will look to the Annuitant in determining the foregoing.


TRANSFERS:

          NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

          TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is $25. Transfers made at the end of the Right to Examine period by us, any transfers made pursuant to a regularly scheduled transfer or other transfers under programs specifically waiving the transfer fee will not be counted in determining the application of the transfer fee.


WITHDRAWALS:

          WITHDRAWAL CHARGE: During the Accumulation Phase, a withdrawal charge is assessed against Purchase Payments withdrawn. The withdrawal charge is calculated at the time of each withdrawal.

          For partial withdrawals, the withdrawal charge is deducted from the remaining Contract Value and is deducted from the Investment Options in the same proportion that the amount of withdrawal from the Investment Option bears to the total of the partial withdrawal. The withdrawal charge is based upon the length of the time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt.

          The withdrawal charges are as follows:

S40495-E                        iii                                           NY

                     WITHDRAWAL CHARGE - DURING THE ACCUMULATION PHASE:
                      (as a percentage of each Purchase Payment withdrawn)

                    Number of Complete Years
                    SINCE RECEIPT OF PURCHASE PAYMENTS             CHARGE
                  ------------------------------------             ------
                            0                                        8%
                            1                                        7%
                            2 or more                                0%

PREMIUM TAX:  None.

RIDERS:

         Enhanced Guaranteed Minimum Death Benefit Endorsement Traditional Guaranteed Minimum Income Benefit Endorsement Traditional Guaranteed Partial Withdrawal Benefit Endorsement Individual Retirement Annuity Endorsement 403(b) Annuity Endorsement Pension Plan and Profit Sharing Plan Endorsement Roth Individual Retirement Annuity Endorsement Unisex Endorsement


SERVICE OFFICE:   [USALLIANZ] SERVICE CENTER
                            [300 Berwyn Park
                            P.O. Box 3031 Berwyn, PA 19312-0031 800-624-0197]

S40495-E                         iv                                           NY

                                CONTRACT SCHEDULE


CONTRACT OWNER: John Doe                    CONTRACT NUMBER:  GA687456

JOINT OWNER:  Jane Doe                      ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                        INCOME DATE:  04/15/15

PURCHASE PAYMENTS:

          MINIMUM INITIAL PURCHASE PAYMENT: $25,000

          MINIMUM SUBSEQUENT PURCHASE PAYMENT: $100 if you have selected the Automatic Investment Plan.

          MAXIMUM TOTAL PURCHASE PAYMENTS: $1 million; higher amounts may be accepted with our prior approval.

         ALLOCATION GUIDELINES:
          1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.

          2. If allocations are made in percentages, whole numbers must be used.
          3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

INVESTMENT OPTIONS:

         VARIABLE ACCOUNT:  [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]
[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]
[FRANKLIN ZERO COUPON - 2010]

S40495-F                                i                                     NY

[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REAL RETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ OPPENHEIMER EMERGING TECHNOLOGIES]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]


MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase the mortality and expense risk charge is equal on an annual basis to 2.60% of the average daily net assets of the Variable Account.

The additional charge for the Enhanced Guaranteed Minimum Death Benefit and the Enhanced Guaranteed Benefit Package is 0.85%. This charge is included in the mortality and expense risk charge of 2.60%.

During the Annuity Phase, the mortality and expense risk charge is equal on an annual basis to 1.75% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value on the last day of each Contract Year while this Contract is in force. If a full withdrawal is made on a date other than a Contract Anniversary and your Contract Value for the Valuation Period during which the full withdrawal is made is less than $75,000, the full contract maintenance charge will be deducted at the time of the full withdrawal.

S40495-F                               ii                                     NY

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

If the total Contract Value on a Contract Anniversary is at least $75,000, we will not assess the contract maintenance charge.

In the event you own more than one Contract of the same type issued by the Company, we will determine the total Contract Value for all of the Contracts. If the Contract Owner is a non-individual, we will look to the Annuitant in determining the foregoing.


TRANSFERS:

          NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

          TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is $25. Transfers made at the end of the Right to Examine period by us, any transfers made pursuant to a regularly scheduled transfer or other transfers under programs specifically waiving the transfer fee will not be counted in determining the application of the transfer fee.


WITHDRAWALS:

          WITHDRAWAL CHARGE: During the Accumulation Phase, a withdrawal charge is assessed against Purchase Payments withdrawn. The withdrawal charge is calculated at the time of each withdrawal.

          For partial withdrawals, the withdrawal charge is deducted from the remaining Contract Value and is deducted from the Investment Options in the same proportion that the amount of withdrawal from the Investment Option bears to the total of the partial withdrawal. The withdrawal charge is based upon the length of the time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt.

          The withdrawal charges are as follows:

S40495-F                              iii                                     NY

                     WITHDRAWAL CHARGE - DURING THE ACCUMULATION PHASE:
                      (as a percentage of each Purchase Payment withdrawn)

                    Number of Complete Years
                    SINCE RECEIPT OF PURCHASE PAYMENTS             CHARGE
                  ------------------------------------             ------
                           0                                        8%
                           1                                        7%
                           2 or more                                0%

PREMIUM TAX:  None.

RIDERS:

         Enhanced Guaranteed Minimum Death Benefit Endorsement Enhanced Guaranteed Minimum Income Benefit Endorsement Enhanced Guaranteed Partial Withdrawal Benefit Endorsement Enhanced Guaranteed Minimum Income Benefit Endorsement #2 Enhanced Guaranteed Partial Withdrawal Benefit Endorsement #2 Individual Retirement Annuity Endorsement 403(b) Annuity Endorsement Pension Plan and Profit Sharing Plan Endorsement Roth Individual Retirement Annuity Endorsement Unisex Endorsement


SERVICE OFFICE:   [USALLIANZ] SERVICE CENTER
                            [300 Berwyn Park
                            P.O. Box 3031
                            Berwyn, PA 19312-0031
                            800-624-0197]

S40495-F                               iv                                     NY